Caraustar®

Investor Presentation

Thomas V. Brown
H. Lee Thrash, III
William A. Nix, III

November 7, 2001

SPECIAL NOTE OF CAUTION ABOUT "FORWARD-LOOKING STATEMENTS"

This presentation contains "forward-looking statements." These statements are not statements of historical fact. They include our stated expectations, beliefs, estimates or projections about future events, including our projected operating results for the fourth quarter and full year 2001. All such statements in this presentation, including all statements labeled "estimated," "projected" or with similar terms, are forward-looking statements.

Forward-looking statements are subject to risks and uncertainties. Factors that could cause our actual results to vary materially from any results expressed or implied by such forward-looking statements include the following:

- fluctuations in raw material prices and energy costs;
- downturns in industrial production, housing and construction and the consumption of durable and nondurable goods;
- the degree and nature of our competition;
- demand for our products and the degree of success achieved by our new product initiatives;
- changes in government regulations;
- our ability to complete acquisitions and successfully integrate the operations of acquired businesses; and
- our ability to service substantial indebtedness.

These factors of risk are also detailed from time to time in our SEC reports, which are available from us on request and also may be accessed on the SEC's web site at www.sec.gov. We cannot assure you that such future events or projected results will be achieved, and actual results could differ materially. We do not undertake any obligation to update any forward-looking statements.

Caraustar®

- Financial Review
- Financial/Capital Structure Management
- Current Business Environment

Caraustar®

◆ Financial Review

Presented by
William A. Nix, III
V.P., Treasurer and Corporate Controller

Net Sales



$ Millions
300
250
200
150
100
50
0
158
177
188
249
220
+12%
+6%
+33%
-12%
161
190
212
255
216
+18%
+12%
+20%
-15%
174
189
241
237
221
+9%
+28%
-2%
-7%
176
182
249
223
+3%
+37%
-10.4%
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1997
1998
1999
2000
2001

Caraustar

Gross Profit Margin



Percent
35
30
25
20
15
10
5
0
27.8
28.1
26.0
21.8
18.9
29.7
27.0
24.1
22.3
23.4
26.9
27.3
22.1
20.2
21.8
26.6
26.1
21.4
20.2
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1997
1998
1999
2000
2001

Caraustar

Mill Division

Average Selling Price



$/Ton
500
400
300
200
100
0
307
307
425
399
410
413
413
445
422
415
411
93
94
95
96
97
98
99
00
1Q 01
2Q 01
3Q 01

Caraustar

Tube & Core

Average Selling Price



$/Ton
800
700
600
500
400
300
200
100
0
552
581
715
723
722
735
730
786
797
796
778
93
94
95
96
97
98
99
00
1Q 01
2Q 01
3Q 01

Caraustar

Mill and Tube Margins

Net Sales Less Paper Costs


$/Ton
400
350
300
250
200
150
100
264 247
253 268
281 307
332 326
328 318
342 328
329 340
341 354
353 344
353 347
348 332
93
94
95
96
97
98
99
00
1Q 01
2Q 01
3Q 01
Caraustar Mills
Tube & Core

Caraustar

Recovered Fiber Costs



$/Ton
160
140
120
100
80
60
40
20
0
43
73
144
67
82
71
84
104
70
62
63
93
94
95
96
97
98
99
00
1Q 01
2Q 01
3Q 01

Caraustar

Energy Costs/Ton



$/Ton
80
70
60
50
40
30
20
10
0
42
40
39
39
40
40
45
52
66
57
55
93
94
95
96
97
98
99
00
1Q 01
2Q 01
3Q 01

Caraustar

Operating Income*


$ Millions
30
25
20
15
10
5
0
+12.7%
NC
-7.6%
-9.5%
-18.5%
-22.6%
+5%
-14.1%
-2.9%
-22.9%
-29%
-33.0%
-15%
-68.4%
-68.4%
22
25
20
16
5
25
25
19
20
14
25
23
20
13
11
24
22
21
9
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1997
1998
1999
2000
2001

*Excludes restructuring and other nonrecurring costs and extraordinary loss, but includes the gain from the Sprague reserve reduction

Caraustar

Income From Continuing Operations*



$ Millions
18
16
14
12
10
8
6
4
2
0
-2
-4
11.7
+13%
13.2
-14%
11.4
-43%
6.5
N/A
(3.7)
12.8
+4%
13.3
-23%
10.3
-8%
9.5
-96%
0.4
12.6
+2%
12.8
-21%
10.1
-72%
2.8
-66%
1.0
13.9
-10%
12.5
-26%
9.3
N/A
0.1
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1997
1998
1999
2000
2001

*Excludes restructuring and other nonrecurring costs and extraordinary loss, but includes the gain from the Sprague reserve reduction

Caraustar

Quarterly EPS - Diluted*



$/Share
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
-0.10
-0.20
0.47
0.52
+11%
0.46
-12%
0.25
-46%
-0.13
N/A
0.51
0.52
+2%
0.41
-21%
0.37
-10%
0.01
-97%
0.50
0.50
NC
0.40
-20%
0.11
-73%
0.03
-73%
0.55
0.56
-9%
0.36
-28%
0
N/A
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1997
1998
1999
2000
2001

*Excludes restructuring and other nonrecurring costs and extraordinary loss, but includes the gain from the Sprague reserve reduction

Caraustar

Caraustar®

- Financial/Capital Structure Management

Presented by
H. Lee Thrash, III
V.P. Planning & Development and CFO

Summary Cash Flow Information

	1Q 2001	2Q 2001	3Q 2001	YTD 2001
Operating cash flow	$5,394	$10,897	$30,354	$46,645
Capital expenditures and other	($12,576)	($5,237)	($4,149)	($21,962)
Net financing proceeds (use)	$25,209	($208)	($302)	$24,699
Dividends	($4,698)	($2,504)	($835)	($8,037)
Net change in cash	$13,329	$2,948	$25,068	$41,345

Capital Deployment


$ Millions
275
250
225
200
175
150
125
100
75
50
25
0
43.6
7.9
14.4
21.3
47.3
9.0
9.0
29.3
73.8
10.7
35.1
28.0
203.4
20.9
12.0
138.4
32.1
142.7
29.4
14.0
63.0
36.3
144.4
25.3
16.2
62.2
40.7
259.8
0.0
18.0
206.1
35.7
166.3
0.0
18.5
89.5
58.3
30.5
0.0
8.0
22.5
93
94
95
96
97
98
99
00
3Q01
Capital Expenditures
Acquisitions/Investments
Dividends
Share Repurchase

Caraustar

Capital Expenditures



$ Millions
60
55
50
45
40
35
30
25
20
15
10
5
0
21.3
29.3
28.0
32.1
36.3
40.7
35.7
58.3
11.8
6.1
4.6
93
94
95
96
97
98
99
00
Q101
Q201
Q301

Caraustar

Conserve Cash

	$ Effect
Cut Capital Spending	+ $20 MM
Reduce Working Capital	+ $11 MM
Decrease Dividends	+ $ 9 MM
Recoupon Interest Swap	+ $ 9 MM
	+ $49 MM

Interest Coverage

12 Months Ended September 30, 2001
(Dollars in Millions)

EBITDA	110.5
Net Interest Expense	44.2
Interest Coverage Ratio	2.50

Caraustar

Debt Capital Structure

As of September 30, 2001

TOTAL LONG TERM DEBT: $519 Million Face Amount

- $200 Million 7 3/8% Senior Notes
- $29 Million 7 ¼% Senior Notes
- $289 Million 9 7/8% Senior Subordinated Notes

NOTIONAL AMOUNT OF INTEREST RATE SWAPS: $285 Million

• $185 Million Credit Lyonnais	Libor (2.605) + 354.5 B.P.s = 6.15%
• $ 25 Million First Union	Libor (2.605) + 144.5 B.P.s = 4.05%
• $ 25 Million BONY	Libor (3.561) + 177.5 B.P.s = 5.336%
• $ 50 Million BOA	Libor (2.720) + 224.5 B.P.s = 4.965%

FOURTH QUARTER INTEREST SAVINGS:

• $185 Million Swap:	9.875% - 6.15% =	3.725% or	$1,660,000
• $ 25 Million Swap:	7.375% - 4.05% =	3.325% or	202,000
• $ 25 Million Swap:	7.375% - 5.336% =	2.039% or	120,000
• $ 50 Million Swap:	7.375% - 4.965% =	2.41% or	287,000
	TOTAL QUARTERLY SAVINGS:		$2,269,000

CURRENT LIBOR (10/12/01): 2.43% or $199,000 additional quarterly savings

Caraustar

Caraustar®

Current Business Environment

Presented by
Thomas V. Brown
President and CEO

Custom Packaging Group

Annual Sales


$ Millions
350
300
250
200
150
100
50
0
190
252
307
327
37
57
69
61
153
195
238
266
98
99
00
01 Proj.
Cartons
Contract & Spec. Pkg.

Caraustar

Custom Packaging Group

Board Consumption



000 Tons
250
200
150
100
50
0
118
149
188
216
35
13
70
43
21
85
57
31
100
65
36
115
98
99
00
01 Proj.
Recycled
SBS
Other

Caraustar

Industrial & Consumer Products Group

Annual Sales


$ Millions
300
250
200
150
100
50
0
237
241
254
247
38
41
42
43
199
200
212
204
98
99
00
01 Proj.
Tubes & Cores
Composite Cans

Caraustar

Industrial & Consumer Products Group

Board Consumption - Tubes, Cores & Composite Cans



000 Tons
300
250
200
150
100
50
0
249
254
250
236
9
8
5
3
240
246
245
233
98
99
00
01 Proj.
Integrated
Trade Purchases

Caraustar

Demand and Operating Rates
Recycled Boxboard Industry



000 Tons
Percent
1925
1875
1825
1775
1725
1675
1625
100
95
90
85
80
75
70
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q Proj.
Demand
Operating rate

Caraustar

Demand and Operating Rates
Caraustar


000 Tons
Percent
280
260
240
220
200
180
160
100
95
90
85
80
75
70
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q Proj.
Demand
Operating rate

Caraustar

Boxboard Shipments

YTD 3Q 2001 vs. YTD 3Q 2000

	000 Tons					
	Caraustar			Industry		
	YTD 3Q00	YTD 3Q01	Δ	YTD 3Q00	YTD 3Q01	Δ
Recycled Folding	325	305	-6.0 %	2,094	1,982	-5.3 %
Tube Can & Drum	204	186	-8.9 %	1,131	1,002	-11.4 %
Gypsum Facings	156	149	-4.7 %	1,074	1,130	5.2 %
Other Specialty	181	159	-12.1 %	1,283	1,172	-12.1 %
TOTAL	866	799	-7.8 %	5,582	5,286	-5.3 %

Source: Caraustar & AFPA

Caraustar

2001 - 2002 Business Opportunities

000 Tons

	Estimated Market Size	Projected Caraustar Volume by 4Q 2002
Lightweight Clay Coated Grades		
◆ Micro Flute Top Ply	750	40
◆ Overnight Mailers (10-12 Pt.)	50	15
	800	55
Frozen Foods	350	20
Specialty Coatings	50	35
Integration	100	20
Total Folding Grades	1,300	130
Lightweight Gypsum Facings	1,400	75 - 125

Caraustar

Sprague Update

	Historic	Current	Annual Effect on EBIT	Projected	Annual Effect on EBIT
Annual Tons (000)	136	144	+8	180	+44
	$/ton	$/ton	$(000)	$/ton	$(000)
Net Sales Price	400	400	+3,200	450	+9,000
Raw Materials Cost	180	130	+7,200	130	+9,000
Controllable Variable	128	81	+6,800	75	+9,500
Controllable Fixed	90	80	+1,500	72	+3,200
EBITDA	-130	-10	+16,000	+72	+31,000

Caraustar

Caraustar®

P. O. Box 115
Austell, GA 30168-0115
770.948.3101
www.caraustar.com
e-mail: investor@caraustar.com